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                                EATON CORPORATION
                         2008 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 24
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint, Richard H. Fearon, Billie K. Rawot or William J. Nowak his or her true and lawful attorney, for him or her and in his or her name, place and stead to subscribe, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation, to its Annual Report on Form 10-K for the year ended December 31, 2008 pursuant to the Securities Exchange Act of 1934, and to any and all amendments to that Annual Report, hereby giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any Annual Report on Form 10-K or amendment thereto filed after December 31, 2009.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 28th day of January, 2009.


/s/ Alexander M. Cutler                 /s/ Richard H. Fearon
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Alexander M. Cutler, Chairman           Richard H. Fearon,
and Chief Executive Officer;            Chief Financial and Planning Officer;
President; Principal Executive          Principal Financial Officer
Officer; Director


/s/ Billie K. Rawot
-------------------------------------
Billie K. Rawot,
Senior Vice President and Controller;
Principal Accounting Officer


/s/ Christopher M. Connor               /s/ Michael J. Critelli
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Christopher M. Connor                   Michael J. Critelli
Director                                Director


/s/ Charles E. Golden                   /s/ Ernie Green
-------------------------------------   ----------------------------------------
Charles E. Golden                       Ernie Green
Director                                Director


/s/ Arthur E. Johnson                   /s/ Ned C. Lautenbach
-------------------------------------   ----------------------------------------
Arthur E. Johnson                       Ned C. Lautenbach
Director                                Director


/s/ Deborah L. McCoy                    /s/ John R. Miller
-------------------------------------   ----------------------------------------
Deborah L. McCoy                        John R. Miller
Director                                Director


/s/ Gregory R. Page                     /s/ Victor A. Pelson
-------------------------------------   ----------------------------------------
Gregory R. Page                         Victor A. Pelson
Director                                Director


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Gary L. Tooker
Director